SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 12, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                        1-4717                   44-0663509
 ----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)









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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated January
                                                          12, 2004 entitled,
                                                          "Kansas City Southern
                                                          Announces Fourth
                                                          Quarter and Year End
                                                          2003 Earnings Release
                                                          Date, Conference
                                                          Call," is attached
                                                          hereto as Exhibit 99.1


ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated January 12, 2004, announcing the date, time and other relevant information regarding the Company's fourth quarter presentation and conference call of its financial results for the three months and year ended December 31, 2003.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Kansas City Southern


Date: January 12, 2004          By:      /S/ RONALD G. RUSS
                                   ----------------------------------
                                             Ronald G. Russ
                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU



    DATE:             January 12, 2004

    MEDIA CONTACT:    William H. Galligan, Assistant V.P., Investor Relations
                      Phone: 816-983-1551, william.h.galligan@kcsr.com


    KANSAS CITY SOUTHERN ANNOUNCES FOURTH QUARTER AND YEAR END 2003 EARNINGS
                          RELEASE DATE, CONFERENCE CALL

Kansas City Southern (KCS) (NYSE:KSU) will report financial results for Fourth Quarter and Year End 2003 on Thursday, January 29, 2004, prior to the opening of trading on the New York Stock Exchange (NYSE).

KCS management will discuss the Company's fourth quarter and year-end results at a meeting at JPMorgan, 277 Park Avenue (note address change), 17th Floor, New York, NY. The presentation will begin at 1:00 p.m. EST. A buffet lunch will be available at 12:30 p.m. Shareholders and interested parties not able to attend are invited to listen to the presentation via telephone by calling 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096 (International). A replay of the presentation will be available for one week following and can be accessed by calling 1-800-642-1687 (U.S. and Canada) or 1-706-645-9291 (International),
Conference ID: 4812370. The accompanying slides to the presentation will be available on the KCS website, www.kcsi.com, immediately prior to the telephone conference.

KCS is comprised of, among others, The Kansas City Southern Railway, and equity investments in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,Southern Capital Corporation, and the Panama Canal Railway Company